Exhibit 99.1

Exhibit 99.1

Annual Shareholders’ Meeting

May 14, 2014

Annual Meeting Agenda

Introductions

Annual Meeting-Shareholder Proposals Business Overview Questions, Comments, and Discussion Voting Results Adjournment

Board of Directors

Thomas G. Caldwell James R. Heslop, II Eric W. Hummel Kenneth E. Jones Darryl E. Mast

James J. McCaskey William J. Skidmore Joseph J. Thomas Robert W. Toth Carolyn J. Turk

The Middlefield Banking Company welcomes: Clayton W. Rose, III

Appointed in February of 2014

CPA – Principal at Rea & Associates, Inc.

BS in Accounting from The Ohio State University

Resident of Dublin, Ohio

Experienced Management Team

Management Position Age MBCN Industry

Thomas G. Caldwell President & CEO 56 27 37

James R. Heslop, II EVP & COO 60 17 34

Donald L. Stacy SVP & CFO 60 14 34

Jay P. Giles Senior Loan Officer 64 15 41

Teresa M. Hetrick SVP—Operations 50 16 25

Alfred F. Thompson, Jr. VP—Loan Administration 54 17 27

James L. Long President, Central Ohio Region 62 5 41

Courtney M. Erminio, CFSA VP—Risk Officer 32 4 11

Thomas Caldwell serves on the Federal Delegate Board of the Independent Community Bankers of America, having been elected in June 2010. He previously served as Chairman of the Community Bankers Association of Ohio.

Shareholder Proposals

Proposal 1 – Election of three directors to serve until the 2017

Annual Meeting of Shareholders or until their

successors are elected and qualified.

Proposal 2 – A non-binding proposal to approve the compensation of

Middlefield Banc Corp.’s named executive officers.

Proposal 3 – Ratification of the appointment of S.R. Snodgrass, P.C.

as independent auditor for the fiscal year ending

December 31, 2014.

Annual Shareholder Presentation

Thomas G. Caldwell

President & Chief Executive Officer

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.com on the “Investor Relations” page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Branch Locations

Financial Summary

($000, except per share) 2009 2010 2011 2012 2013

Net interest income 14,268 18,149 21,075 22,299 22,928

Provision for loan losses 2,578 3,580 3,085 2,168 196

Noninterest income 2,668 2,623 2,237 3,451 3,145

Noninterest expense 12,650 14,763 15,501 15,639 16,870

Income before income taxes 1,708 2,429 4,726 7,943 9,007

Income taxes (73) (88) 596 1,662 1,979

Net income 1,781 2,517 4,130 6,281 7,028

Net interest margin 3.30% 3.41% 3.65% 3.74% 3.85%

Total assets 558,658 632,197 654,551 670,288 647,090

Loans outstanding, net 348,660 366,277 395,061 400,654 428,679

Deposits 487,106 565,251 580,962 593,335 568,836

Equity capital 36,707 38,022 47,253 55,437 53,473

Earnings per share 1.15 1.60 2.45 3.29 3.48

Cash dividend (per share) 1.04 1.04 1.04 1.04 1.04

Dividend pay-out ratio 90.28% 65.04% 42.71% 31.87% 29.84%

Return on average assets 0.36% 0.41% 0.65% 0.95% 1.06%

Return on average equity 4.90% 6.44% 10.24% 11.98% 13.17%

Net Income

MBCN has been consistently profitable through the economic cycle and has never reported a quarterly loss.

thousands

$8,000

$7,000 $7,028

$6,281

$6,000

$5,000

$4,000 $4,130

$2,615

$3,000 $2,517

$2,000 $1,781

$1,000

$0

2008 2009

2010 2011

2012 2013

Earnings Per Share

$3.50 $3.48

$3.29

$3.00

$2.50 $2.45

$2.00 $1.72

$1.60

$1.50 $1.15

$1.00

$0.50

$0.00

2008 2009

2010 2011

2012 2013

Return on Average Equity

14.00% 12.00%

11.98% 13.17%

10.00% 7.91% 10.24%

4.90% 6.44%

8.00% 6.00% 4.00% 2.00%

0.00%

2008 2009

2010 2011

2012 2013

Return on Average Assets

1.20%

1.00% 1.06%

0.95%

0.80%

0.58% 0.65%

0.60%

0.40% 0.36% 0.41%

0.20%

0.00%

2008 2009

2010 2011

2012

2013

Market Demographics Stronger than State

County	Market Rank Based on Share of Deposits	Company Deposits in Market ($000) [1]	Total Population 2012 (est.) [2]	Median Household Income 2012 ($) [2]	Median Value Owner-Occupied Housing Units 2012 ($) [2]	Unemployment Rate December 2013 (%) [3]
Geauga	1	345,117	93,680	66,127	225,100	6.2
Portage	6	95,281	161,451	51,969	153,600	6.5
Franklin	24	66,545	1,195,537	50,700	153,600	5.4
Trumbull	10	48,388	207,406	42,488	98,500	7.5
Ashtabula	7	31,528	100,389	41,075	113,800	8.6
Aggregate: Entire State of Ohio			11,553,031	48,246	133,700	6.6
Aggregate: National			313,873,685	53,046	181,400	6.7

Geauga County has the 3rd highest median household income in the State.

(1) Obtained from the FDIC's Summary of Deposits data, as of June 30, 2013 (www.fdic.gov).
(2) Information from the U. S. Census Bureau (www.quickfacts.census.gov).
(3) Sourced from Ohio Department of Job and Family Services and the Bureau of Labor Statistics.

8 of the bank's 10 offices (and more than 86% of its deposits) are located in counties that have stronger demographics than the State averages (median household income, median value of owner-occupied housing, and employment rates).

mbc Middlefield Banc Corp

Deposit Market Share

Ashtabula, Geauga, Portage & Trumbull Counties June 30, 2013

Rank in Number of Total Deposits in Total Market

Market Institution Branches Market ($M) Share (%)

1	The Huntington National Bank 37 1,538,790 20.47
2	JP Morgan Chase Bank, N.A. 19 834,401 11.10
3	First Place Bank 9 655,562 8.72
4	The Middlefield Banking Company 8 520,314 6.92
5	KeyBank, National Association 15 514,954 6.85
6	PNC Bank, National Association 13 490,407 6.52
7	Cortland Savings & Banking Co. 11 393,692 5.24
8	FirstMerit Bank, N. A. 12 347,989 4.63

Total for institutions in Market 197 5,296,109

Source: FDIC

Total Assets

Asset growth of 43% since 2008.

$800 Millions

$558.6 $632.1 $654.5 $670.2

$600 $647.1

$467.8

$400

$200

$0

2008 2009

2010 2011

2012

2013

Strong Loan Growth

•	Net loans outstanding have grown 35% in the last 5 years.

$500 Millions

$400 $318.0 $348.6 $366.2 $395.1 $400.6 $428.6

$300

$200

$100

$0

2008 2009

2010 2011

2012

2013

Stable and Diverse Loan Portfolio

December 31, 2013

6% 1%

13%

48%

32%

Mortgage—Residential Mortgage—Commercial Commercial & Industrial

Real Estate Construction Consumer

Asset Quality

2009 2010 2011 2012 2013

Nonperforming Loans $16,285 $19,986 $24,546 $14,224 $12,290

Real Estate Owned 2,164 2,302 2,196 1,846 2,698

Nonperforming Assets $18,450 $22,288 $26,742 $16,070 $14,988

*Figures presented are in thousands*

Nonperforming Assets/

Total Assets (%) 3.30% 3.52% 4.09% 2.40% 2.32%

Allowance for Loan Losses $4,937 $6,221 $6,819 $7,779 $7,046

Allowance/Total Loans (%) 1.40% 1.67% 1.70% 1.90% 1.62%

Net Charge-off Ratio (%) 0.29% 0.63% 0.65% 0.30% 0.22%

- Problem assets peaked in 2011, primarily driven by non-owner occupied 1 - 4 family in Central Ohio market. - Net charge-offs returned to normalized levels in 2012.

-Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income.

Securities Portfolio

December 31, 2013

2% 1%

16%

24%

3%

54%

U.S. Gov’t Agency Munis—Taxable Munis—Tax Exempt

MBS (GSEs) MBS (Private Label) Equity Securities

Managed Deposit Growth

•	Cost of deposits has declined from 3.27 % in 2008 to 0.81% in 2013.

$600 Millions $565.3 $581.0 $593.3 $568.8

$487.1

$500 $394.8

$400

$300

$200

$100

$0

2008 2009

2010 2011

2012 2013

Strong Core Deposit Base

December 31, 2013

15%

31%

9%

14%

31%

Non-interest bearing Demand Interest-bearing Demand

Money Market Savings

Time

Capital Ratios

•	All capital ratios exceed regulatory requirements to qualify as well capitalized.

December 31, 2013

To Be Well Middlefield Banc The Middlefield

Capitalized Corp. Banking Company Emerald Bank

Tier 1 Risk-Based

Capital 6.00% 12.81% 12.52% 12.48%

Total Risk-Based

Capital 10.00% 14.06% 13.77% 13.76%

Tier 1 Leverage

Capital 5.00% 8.97% 8.51% 10.92%

2013 Initiatives

Quality loan growth Leverage technology

Expand non-interest income

Retain, attract, and develop high quality associates Continue building branch recognition

Today’s Banking Landscape

High level of competition for share of wallet

Increasing regulatory concerns with added costs for smaller banks

Economic challenges with a continued low rate environment and slow growth

Uncertain loan demand

2014 and Forward

Personnel/Talent

—Strong management to drive performance growth

—Sales-orientation and cultural fit

Operations/Risk Management

—Expanded technology

—Scaled to support growth initiatives

—Diligent risk management incorporating regulatory environment

Expand Share of Market/Share of Customer

—Identify target markets and customer segments

—Commercial relationship opportunities

—De novo expansion and strategic acquisitions

Questions, Comments, and Discussion

Voting Results

•	Election of three Directors
•	Non-binding proposal on compensation
•	Ratification of appointment of S.R. Snodgrass, P.C.

Thank you for your

support!

May 14, 2014